Exhibit 4.48

Execution Version
SECOND WAIVER AND AMENDMENT TO THE RESTRUCTURING SUPPORT AGREEMENT
THIS WAIVER (this "Waiver"), dated as of September 21, 2017, to the Restructuring Support Agreement, dated as of March 23, 2017, among Ocean Rig UDW Inc. ("Parent"), Drillships Financing Holding Inc., Drillships Ocean Ventures Inc., Drill Rigs Holdings Inc. and the Supporting Creditors (as amended, supplemented or otherwise modified from time to time, the "RSA") is made by and among Parent (on behalf of itself and each of the Scheme Companies) and the Supporting Creditors listed on the signature pages hereto, which constitute the Majority Supporting Lenders. Capitalized terms used but not defined herein have the meanings set forth in the RSA or the applicable amendments thereto.
RECITALS
WHEREAS, pursuant to Clause 3.3(i) of the RSA, the Group Member Parties have agreed not to authorize or make payment of any dividend or any other payment or distribution on account of any equity interest of any Group Member (other than dividends, payments or distributions from a Subsidiary to the Parent); and
WHEREAS, pursuant to Clause 3.3(j) of the RSA, the Group Member Parties have agreed not to redeem, repurchase or retire any shares or other equity interests in the Parent; and
WHEREAS, pursuant to Clause 3.3(k) of the RSA, the Group Member Parties have agreed not to enter into any Related Party Transactions other than Permitted Related Party Transactions; and
WHEREAS, The Nasdaq Stock Market ("Nasdaq") notified Parent on March 28, 2017, that, since Parent had announced that it had filed for protection under the U.S. Bankruptcy Code, Parent's shares would be delisted from Nasdaq; and
WHEREAS, as a result of a hearing before the Nasdaq Hearings Panel (the "Panel"), the Panel granted Parent's request for continued listing on Nasdaq subject to, among other things, Parent's effecting a reverse stock split of its shares (the "Reverse Stock Split") by September 25, 2017; and
WHEREAS, the Reverse Stock Split was approved by the shareholders of Parent at the annual general meeting held on April 24, 2017; and
WHEREAS, in connection with the Reverse Stock Split, certain shares in the Parent will be retired and the Parent may make payments or distributions on account of fractional shares;
WHEREAS, Parent holds 22,222,222 common shares of Parent as treasury stock and Ocean Rig Investments Inc. ("ORI"), a wholly owned subsidiary of Parent, holds 56,079,533 of common shares of Parent;
WHEREAS, Parent and ORI each wish to cancel all of the common shares of Parent they hold (the "Cancellation");
WHEREAS, Parent and the Majority Supporting Lenders desire to waive in full all obligations of the Group with respect to Clauses 3.3(i), (j) and (k) of the RSA as they apply to the Reverse Stock Split and the Cancellation;

WHEREAS, pursuant to Clause 9(c) of the RSA, the Parties have agreed that the Restructuring Effective Date shall not occur until the Chapter 15 Orders have been entered with respect to each of the Schemes that has been sanctioned; and
WHEREAS, pursuant to Clauses 9(e) of the RSA, the Parties have agreed that the Restructuring Effective Date shall not occur until all of the relevant Restructuring Documents have become fully and unconditionally effective in accordance with their terms, including the New Parent Articles and certain of the Security Documents identified as conditions subsequent to the Credit Agreement for New Loans (the "Post-Completion Restructuring Documents"); and
WHEREAS, pursuant to Clauses 9(f) of the RSA, the Parties have agreed that the Restructuring Effective Date shall not occur until the New Parent Articles have been approved; and
WHEREAS, Parent and the Majority Supporting Lenders desire to waive the condition at Clause 9(c) of the RSA so that the Restructuring Effective Date can occur without the Chapter 15 Orders having been entered with respect to each of the Schemes that has been sanctioned.
WHEREAS, Parent and the Majority Supporting Lenders desire to waive the conditions at Clauses 9(e), in respect of the Post-Completion Restructuring Documents only, so that the Restructuring Effective Date can occur without those documents having become fully and unconditionally effective in accordance with their terms.
WHEREAS, Parent and the Majority Supporting Lenders desire to waive the conditions at Clauses 9(f) of the RSA so that the Restructuring Effective Date can occur without the New Parent Articles having been approved.
WHEREAS, Parent and the Majority Supporting Lenders desire to amend Clause 10 (Post-Restructuring Steps) of the RSA to include an additional obligation upon Parent to procure an amendment to the organizational documents of certain members of the Group in the RSA.

NOW, THEREFORE, the parties hereto agree as follows:

1.	WAIVER
1.1
As of the date hereof, the parties hereto hereby waive all obligations of any Group Member with respect to Clauses 3.3(i), (j) and (k) of the RSA as they apply to the Reverse Stock Split and the Cancellation.

1.2
As of the date hereof, the parties hereto hereby waive the condition at Clause 9(c), 9(e), in respect of the Post-Completion Restructuring Documents only, and (f) of the RSA as a condition necessary for the Restructuring Effective Date to occur.

2.	CONDITIONS TO EFFECTIVENESS AND INFORMATION SHARING
This Waiver shall become effective upon such time as it has been duly executed by each of Parent (on its own behalf and on behalf of each member of the Group) and the Majority Supporting Lenders on the date hereof.
3.	REPRESENTATIONS AND WARRANTIES
3.1	The Supporting Creditors party hereto represent and warrant that they constitute the Majority Supporting Lenders under the RSA.
3.2
Each party hereto hereby represents and warrants to each of the other parties hereto that the representations and warranties set forth in Clause 4 of the RSA are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof.

4.	AMENDMENT TO THE RSA
As of the date hereof, the parties hereto hereby amend the RSA so that the current
Clause 10 (Post-Restructuring Steps) is deleted and replaced with the following:
"10.         POST-RESTRUCTURING STEPS
10.1         As soon as practicable after the Restructuring Effective Date:
(a)
the Parent, and, if applicable, DFH, DOV and DRH shall make an application to the Cayman Court for the discharge of the Provisional Liquidator and the withdrawal of the applicable winding-up petitions; and

(b)
to the extent that it is not possible to take such steps prior to the Restructuring Effective Date, the relevant Group Members shall promptly take all steps necessary to perfect the New Security, including registration, if applicable.

10.2
Within five Business Days of the New Parent Articles being adopted, Parent shall procure that each rig or vessel owning member of the Group and their direct and indirect holding companies (excluding Parent) has amended its organisational documents to include an express provision prohibiting it from taking any action not in accordance with the New Parent Articles."
5.	REFERENCE TO AND EFFECT ON THE RSA
This Waiver shall constitute a Restructuring Document for purposes of the RSA. Except as specifically amended by this Waiver, the RSA shall remain unchanged and unwaived and shall remain in full force and effect and is hereby ratified and confirmed. The Waiver set forth herein shall be limited precisely as provided for herein to the provisions expressly waived herein and shall not be deemed to be an amendment or waiver of any right, power or remedy of any party hereto under, or an amendment or waiver of, consent to or modification of any other term or provision of the RSA or of any transaction or future action on the part of the parties hereto which would require the consent of any other party hereto under the RSA.
6.	HEADINGS
Section and subsection headings in this Waiver are included herein for convenience of reference only and shall not constitute a part of this Waiver for any other purpose or be given any substantive effect.
7.	APPLICABLE LAW
This Waiver shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to any choice of law provisions which would require the application of the law of any other jurisdiction.
8.	COUNTERPARTS
8.1	This Agreement may be executed in any number of counterparts and:
(a)	each such counterpart shall be deemed to be an original;
(b)	all such counterparts shall constitute one and the same document; and
(c)	each Person executing a counterpart shall become a party hereto.
8.2	Transmission by fax or emailed scanned copy of an executed counterpart of this Waiver shall be deemed to constitute due and sufficient delivery of such counterpart.

[Signature pages to follow]

Ocean Rig UDW Inc., as Parent

By:	/s/ Anthony Kandylidis
Name: Anthony Kandylidis
Title: President & CFO

GL EUROPE LUXEMBOURG III (US) INVESTMENTS S.A.R.L.

By:	/s/ Jorrit Crompvoets	By:	/s/ Sharon Callahan
	Name: Jorrit Crompvoets		Name: Sharon Callahan
	Title: Manager		Title: Manager

By:

AVENUE ENERGY OPPORTUNITIES FUND, L.P.

By: Avenue Energy Opportunities Partners, LLC, its General Partner

By: GL Energy Opportunities Partners, LLC, its Managing Member

By:	/s/ Sonia Gardner
Name: Sonia Gardner
Title: Managing Member

By:

GL EUROPE ASRS INVESTMENTS S.A.R.L.

By:	/s/ Jorrit Crompvoets	By:	/s/ Sharon Callahan
	Name: Jorrit Crompvoets		Name: Sharon Callahan
	Title: Manager		Title: Manager

By:

GL EUROPE LUXEMBOURG S.A.R.L.

By:	/s/ Jorrit Crompvoets	By:	/s/ Sharon Callahan
	Name: Jorrit Crompvoets		Name: Sharon Callahan
	Title: Manager		Title: Manager

By:

GL EUROPE LUXEMBOURG III (EUR) INVESTMENTS S.A.R.L.

By:	/s/ Jorrit Crompvoets	By:	/s/ Sharon Callahan
	Name: Jorrit Crompvoets		Name: Sharon Callahan
	Title: Manager		Title: Manager

By:

AVENUE INVESTMENTS, L.P.

By: Avenue Partners, LLC, its General Partner

By:	/s/ Sonia Gardner
Name: Sonia Gardner
Title: Managing Member

AVENUE PPF OPPORTUNITIES FUND, L.P.

By: Avenue PPF Opportunities Fund GenPar, LLC, its General Partner

By:	/s/ Sonia Gardner
Name: Sonia Gardner
Title: Managing Member

AVENUE SPECIAL OPPORTUNITIES FUND II, L.P.

By: Avenue SO Capital Partners II, LLC, its General Partner

By: GL SO Partners II, LLC, its Managing Member

By:	/s/ Sonia Gardner
Name: Sonia Gardner
Title: Managing Member

BLUEMOUNTAIN GUADALUPE PEAK FUND L.P.

By: BlueMountain Capital Management, LLC, its investment manager

By:	/s/ Kyle Brady
Name: Kyle Brady
Title: Associate General Counsel

BLUEMOUNTAIN MONTENVERS MASTER FUND SCA SICAV-SIF

By: BlueMountain Capital Management, LLC, its investment manager

By:	/s/ Kyle Brady
Name: Kyle Brady
Title: Associate General Counsel

BLUEMOUNTAIN TIMBERLINE LTD.

By: BlueMountain Capital Management, LLC, its investment manager

By:	/s/ Kyle Brady
Name: Kyle Brady
Title: Associate General Counsel

BLUEMOUNTAIN KICKING HORSE FUND L.P.

By: BlueMountain Capital Management, LLC, its investment manager

By:	/s/ Kyle Brady
Name: Kyle Brady
Title: Associate General Counsel

BLUEMOUNTAIN LOGAN OPPORTUNITIES MASTER FUND L.P.

By: BlueMountain Capital Management, LLC, its investment manager

By:	/s/ Kyle Brady
Name: Kyle Brady
Title: Associate General Counsel

BLUEMOUNTAIN SUMMIT TRADING L.P.

By: BlueMountain Capital Management, LLC, its investment manager

By:	/s/ Kyle Brady
Name: Kyle Brady
Title: Associate General Counsel

BLUEMOUNTAIN FOINAVEN MASTER FUND L.P.

By: BlueMountain Capital Management, LLC, its investment manager

By:	/s/ Kyle Brady
Name: Kyle Brady
Title: Associate General Counsel

BLUEMOUNTAIN CREDIT ALTERNATIVES MASTER FUND L.P.

By: BlueMountain Capital Management, LLC, its investment manager

By:	/s/ Kyle Brady
Name: Kyle Brady
Title: Associate General Counsel

BLUEMOUNTAIN FURSAN FUND L.P.

By: BlueMountain Capital Management, LLC, its investment manager

By:	/s/ Kyle Brady
Name: Kyle Brady
Title: Associate General Counsel

Amundi Absolute Return Canyon Fund P.C., in respect of Amundi Absolute Return Canyon Reflection Fund acting by Canyon Capital Advisors, LLC, its Trading Manager,

acting by:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

Canyon-ASP Fund, L.P.

acting by Canyon Capital Advisors, LLC, its Investment Advisor,

acting by:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

Canyon-GRF Master Fund II, L.P.

acting by Canyon Capital Advisors, LLC, its Investment Advisor,

acting by:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

Canyon-SL Value Fund, L.P.

acting by Canyon Capital Advisors, LLC, its Investment Advisor,

acting by:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

Canyon Balanced Master Fund, Ltd.

acting by Canyon Capital Advisors, LLC, its Investment Advisor,

acting by:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

Canyon Blue Credit Investment Fund, L.P.

acting by Canyon Capital Advisors, LLC, its co-Investment Advisor,

acting by:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

acting by Canyon Partners Real Estate, LLC, its co-Investment Advisor,

acting by:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

Canyon Distressed Opportunity Investing Fund II, L.P.

acting by Canyon Capital Advisors, LLC, its Investment Advisor,

acting by:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

Canyon Distressed Opportunity Master Fund II, L.P.

acting by Canyon Capital Advisors, LLC, its Investment Advisor,

acting by:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

Canyon NZ-DOF Investing, L.P.

acting by Canyon Capital Advisors, LLC, its Investment Advisor,

acting by:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

Canyon Value Realization Fund, L.P.

acting by Canyon Capital Advisors, LLC, its Investment Advisor,

acting by:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

Canyon Value Realization MAC 18 Ltd.

acting by Canyon Capital Advisors, LLC, its Investment Advisor,

acting by:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

EP Canyon Ltd. (formerly known as Permal Canyon IO Ltd.)

acting by Canyon Capital Advisors, LLC, its Investment Advisor,

acting by:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

Permal Managed Account Platform ICAV for and on behalf of P Canyon IE acting by Canyon Capital Advisors, LLC, its Investment Advisor,

acting by:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

The Canyon Value Realization Master Fund, L.P.

acting by Canyon Capital Advisors, LLC, its Investment Advisor,

acting by:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

Elliott Associates, LP

By:	Elliott Capital Advisors, L.P., General Partner
By:	Braxton Associates, Inc., General Partner

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Springfield Associates, LLC

By:	Elliott Associates, L.P., as managing member
By:	Elliott Capital Advisors, L.P., as general partner
By:	Braxton Associates, Inc., as general partner

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Elliott International, LP

By:	Elliott International Capital Advisors, Inc., as Attorney-in-Fact

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Kensington International Limited

By:	Elliott International Capital Advisors, Inc., as Attorney-in-Fact

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Queensferry M LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Queensferry A LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Queensferry C LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Queensferry E LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Queensferry H LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Upton A LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Upton C LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Queensferry Y LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Upton E LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Athena Investments Holdings LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Upton I LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Queensferry B LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Upton B LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Upton D LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Queensferry N LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Queensferry O LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Queensferry P LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Queensferry Q LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Queensferry S LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Queensferry U LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Queensferry W LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Queensferry X LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Lovington Onshore LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Jesmond Holdings LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Bristol Partners LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Queensferry F LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Queensferry G LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Queensferry I LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Queensferry J LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Queensferry L LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

GIM Holdings LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Clementine Ltd.

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Benjamin Capital Ltd.

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Columbia Point Limited

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Winter Valley Offshore LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Queensferry D LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Upton F LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Queensferry R LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Queensferry V LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Queensferry Z LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

HATHOR CAPITAL LIMITED

By:	/s/ James Murphy
Name: James Murphy
Title: Attorney-in-Fact

RICIMER CAPITAL LIMITED

By:	/s/ James Murphy
Name: James Murphy
Title: Attorney-in-Fact

SILVER TEAL CAPITAL LIMITED

By:	/s/ James Murphy
Name: James Murphy
Title: Attorney-in-Fact

CASTLE APRON CAPITAL LIMITED

By:	/s/ James Murphy
Name: James Murphy
Title: Attorney-in-Fact

LION POINT MASTER L.P.

By: Lion Point Capital, LP, its investment manager

By:	/s/ James Murphy
Name: James Murphy
Title: COO/CFO

OZ Special Master Fund, Ltd.

By: OZ Management LP, its investment manager

By: Och-Ziff Holding Corporation, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

Och-Ziff Capital Structure Arbitrage Master Fund Ltd.

By: OZ Management LP, its investment manager

By: Och-Ziff Holding Corporation, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer